UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2012

HIGHER ONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street
New Haven, CT 06511
(Address of principal executive offices and zip code)

(203) 776-7776
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    On March 28, 2012 at 1:10p.m. ET, Higher One Holdings, Inc. (“Higher One”) will present at the Barclays Capital Emerging Payments Forum (the “Forum”) in New York, New York.  Interested parties, including analysts, investors and the media, may listen live via webcast by logging onto the Investor Relations section of Higher One’s website at http://www.ir.higherone.com. For those who are not able to listen to the broadcast, a replay will be available shortly after the presentation at Higher One’s Investor Relations website.  In addition, an archive of the broadcast will be available for 90 days through the same link.

    At the Forum, Mark Volchek, Chief Financial Officer of Higher One, will present items not previously disclosed in reports filed by Higher One with the Securities and Exchange Commission (the “SEC”) relating to (i) current trends expected to lead to less predictable and lower new and total student enrollment growth at higher education institutions and (ii) changes in financial aid refund timing at higher education institutions. These factors may negatively impact the ability of Higher One to forecast revenue growth.  A copy of the PowerPoint slides that will accompany Higher One’s presentation at the Forum is attached hereto as Exhibit 99.1.

    The information in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Measures

    The PowerPoint slides and presentation described above include certain metrics presented on a non-GAAP basis.  Reconciliations of these non-GAAP measures to their closest comparable GAAP measures are included in the PowerPoint slides and presentation.

    This Form 8-K includes forward-looking statements, as defined by the SEC.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from those predicted or implied.  These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this Form 8-K or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this Form 8-K do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.  Information about the factors that could affect future performance can be found in our recent SEC filings.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibits	Description

99.1	PowerPoint slides, Higher One Holdings, Inc., Barclays Capital Emerging Payments Forum, dated March 28, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2012

HIGHER ONE HOLDINGS, INC.

By:  /s/ Mark Volchek
       _____________________________
       Mark Volchek
       Chief Financial Officer

Exhibit Index

Exhibits	Description

99.1	PowerPoint slides, Higher One Holdings, Inc., Barclays Capital Emerging Payments Forum, dated March 28, 2012